                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    Form 8-K




                                 CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) August 7, 2001
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                       Piedmont Natural Gas Company, Inc.
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             (Exact name of registrant as specified in its charter)



       North Carolina               1-6196                 56-0556998
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(State or Other Jurisdiction      (Commission            (I.R.S. Employer
      of Incorporation)           File Number)          Identification No.)


1915 Rexford Road, Charlotte, North Carolina                    28211
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's Telephone Number, Including Area Code     (704) 364-3120
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        (Former Name or Former Address, if Changed Since Last Report.)










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Item 5.   Other Events

On August 7, 2001, Piedmont Natural Gas Company issued a press release concerning its estimates of earnings for the three months ending July 31, 2001, and for the fiscal years ending October 31, 2001 and 2002. A copy of the Press Release is attached as an exhibit to this Form 8-K.

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

                  The following exhibit is filed herewith:

                  Exhibit No.      Description of Exhibit
                  -----------      ----------------------
                     99.1          Press Release Dated August 7, 2001




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Piedmont Natural Gas Company, Inc.
                                              (Registrant)



                                    By /s/ Barry L. Guy
                                       -----------------------------------------
                                       Barry L. Guy
                                       Vice President and Controller
                                       (Principal Accounting Officer)


Date  August 7, 2001


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